Exhibit 32.3
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The certification set forth below is being submitted in connection with the Annual Report on Form 10-K of Publix Super Markets, Inc. (Company) for the period ended December 30, 2023 (Report) pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
I, David P. Phillips, Chief Financial Officer of the Company, certify, to the best of my knowledge, that on the date hereof:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David P. Phillips
David P. Phillips
Executive Vice President, Chief Financial Officer and Treasurer
March 1, 2024